SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                November 24, 1997
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                    IGI, INC.
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             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                 1-8568                     01-0355758
    ----------------------    ------------------          -------------------
        (State or Other          (Commission                (IRS Employer
        Jurisdiction of          File Number)               Identification
        Incorporation)                                          Number)

                                 WHEAT ROAD AND
                                 LINCOLN AVENUE
                                 BUENA, NJ 08310
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                    (Address of Principal Executive Offices,
                               Including Zip Code)

                                 (609) 697-1441
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
                         ------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)






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Item 5. Other Events

     On November 24, 1997, the Company announced that it had terminated the employment of John P. Gallo as its President and Chief Operating Officer. The Company has named its Chief Financial Officer, Lawrence R. Hoffman, as acting Chief Operating Officer.





                                   SIGNATURES
                              ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     IGI, INC.

Date: December 4, 1997                           By: /s/ Lawrence R. Hoffman
                                                     ---------------------------
                                                     Lawrence R. Hoffman
                                                     Chief Financial Officer




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